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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                               Form 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 27, 1996
                                                   -----------------


                        PETROLITE CORPORATION
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      (Exact name of Registrant as specified in its charter)


      Delaware                     0-685                   43-0617572
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  (State or other          (Commission File No.)         (I.R.S. Employer
  jurisdiction of                                       Identification No.)
  incorporation)


  369 Marshall Avenue, St. Louis, Missouri                   63119
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   (Address of principal executive office)                (Zip Code)


Registrant's telephone number, including area code:    (314) 961-3500
                                                     ------------------


                                None
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    (Former name or former address, if changed since last report)




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Item 5.   Other Events
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     (a)  The Company and Wm. S. Barnickel & Company have entered into a Memorandum of Understanding (the "Memorandum of Understanding") regarding joint Petrolite/Barnickel efforts to explore a sale of Petrolite, a copy of which is attached hereto as Exhibit 10, and incorporated by reference herein.

     (b) Pursuant to the Memorandum of Understanding, the Company has adopted Amendment No. 3 to its Rights Agreement with Society National Bank dated March 28, 1994, a copy of which is attached as Exhibit B to the Memorandum of Understanding, and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits.

               10.  Memorandum of Understanding Regarding Joint
                    Petrolite/Barnickel Efforts to Explore Sale of Petrolite. Exhibit B to the Memorandum of
                    Understanding is Amendment No. 3 to the
                    Registrant's Rights Agreement with Society National Bank dated March 28, 1994.

               20.  Press Release dated November 29, 1996.


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                            SIGNATURES
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PETROLITE CORPORATION



                              By:   /s/ John M. Casper
                                  -------------------------------
                                  John M. Casper
                                  Vice President and
                                  Chief Financial Officer



Date:  December 6, 1996
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